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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 25, 2002


                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                    No. 1-303                  31-0345740
(State or other jurisdiction        (Commission File            (IRS Employer
of incorporation)                        Number)                    Number)

1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000

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Item 5.    Other Events

                  On June 25, 2002, the Company released its earnings for the first quarter of 2002. Attached hereto as Exhibit 99.1 is the text of that release.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)     Exhibits:

                          99.1    Earnings release for first quarter 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          THE KROGER CO.



June 25, 2002                             By:  (Paul Heldman)
                                               Paul Heldman
                                               Senior Vice President, Secretary
                                               and General Counsel

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                                  EXHIBIT INDEX



Exhibit No.                        Exhibit

99.1                Earnings release for first quarter 2002.